Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments and Risk Management [Text Block]
15.	Financial Instruments and Risk Management
The carrying values of each classification of financial instrument as at December 31, 2020 are:

	Amortized Cost	Fair value through profit or loss	Total carrying value
Financial assets
Cash	$3,554	$—	$3,554
Restricted deposits	575	12,401	12,976
Amounts receivable and other assets	650	2,382	3,032
Total financial assets	4,779	14,783	19,562
Financial liabilities
Accounts payable and accruals	2,620	772	3,392
Convertible debt	18,747	—	18,747
Promissory note	16,629	—	16,629
Lease liabilities	557	—	557
Total financial liabilities	$38,553	$772	$39,325

The carrying values of each classification of financial instrument as at December 31, 2019 are:

	Amortized Cost	Fair value through profit or loss	Total carrying value
Financial assets
Cash	$7,401	$—	$7,401
Restricted deposits	809	10,640	11,449
Amounts receivable and other assets	738	2,176	2,914
Total financial assets	8,948	12,816	21,764
Financial liabilities
Accounts payable and accruals	4,408	125	4,533
Promissory note	15,501	—	15,501
Lease liabilities	616	—	616
Total financial liabilities	$20,525	$125	$20,650

Fair Value Measurements

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 - Inputs for the asset or liability that are not based on observable market data.

Financial instruments measured at fair value subsequent to recognition include restricted deposits (see Note 6) measured at fair value through profit or loss using Level 1 inputs resulting in a carrying value of $12.401 million (December 31, 2019 - $10.640 million), amounts receivable measured at fair value through profit or loss using Level 3 inputs resulting in a carrying value of $2.382 million (December 31, 2019 - $2.176 million) and accruals for expected payments to settle restricted share units measured at fair value through profit or loss using Level 2 inputs resulting in a carrying value of $0.772 million (December 31, 2019 - $0.125 million).

The fair values of the convertible debt and promissory note approximate the carrying amount at amortized cost using the effective interest method. The fair values of other financial assets and other financial liabilities approximate their carrying amounts due to their short-term nature.

Risks Arising from Financial Instruments and Risk Management

The Company's activities expose it to a variety of financial risks: market risk (including currency and interest rate), credit risk, and liquidity risk. Reflecting the current stage of development of the Company's Project, the overall risk management program focuses on facilitating the Company's ability to continue as a going concern and seeks to minimize potential adverse effects on the Company's ability to execute its business plan.

Risk management is the responsibility of executive management. Material risks are identified and monitored and are discussed with the Audit Committee and the Board of Directors.

Currency Risk

The Company incurs expenditures in Canada and the United States. The functional and reporting currency of the Company and its subsidiary is the U.S. dollar. Foreign exchange risk arises because the amount of Canadian dollar cash, amounts receivable, or accounts payable and accruals will vary in U.S. dollar terms due to changes in exchange rates.

As the majority of the Company's expenditures are in U.S. dollars, the Company has kept a significant portion of its cash in U.S. dollars. The Company has not hedged its exposure to currency fluctuations as the exposure to currency risk is currently insignificant.

Interest Rate Risk

Interest rate risk arises from interest paid on floating rate debt and interest received on cash and liquid short-term deposits. The Company has not hedged any of its interest rate risk.

The Company was exposed to interest rate risk through the following assets and liabilities:

	December 31, 2020	December 31, 2019
Cash and restricted deposits	$16,530	$18,850
Promissory Note	$16,629	$15,501

Based on the above net exposures, as at December 31, 2020, a 1% change in interest rates would have impacted the Company's loss by approximately $0.165 million and carrying value of the promissory note by approximately $0.166 million.

Credit Risk

Credit risk arises on cash and restricted deposits held with banks and financial institutions, as well as credit exposure on outstanding amounts receivable and other assets. The maximum exposure to credit risk is equal to the carrying value of the financial assets of $19.562 million.

The Company's cash and restricted deposits are primarily held through large Canadian and United States financial institutions.

Liquidity Risk

Liquidity risk is the risk the Company will not be able to meet its financial obligations as they become due and arises through the excess of financial obligations over available financial assets due at any point in time. The Company's objective in managing liquidity risk is to maintain sufficient readily available reserves in order to meet its liquidity requirements at any point in time and is achieved by maintaining sufficient cash. See additional discussion in Note 1.

Capital Management

The Company's capital management objective is to safeguard the Company's ability to continue as a going concern in order to pursue the development of its mineral property. In the management of capital, the Company includes the components of shareholders' equity, convertible debt and non-convertible debt. The Company manages the capital structure and makes adjustments to it depending on economic conditions and the rate of anticipated expenditures. To maintain or adjust the capital structure, the Company may attempt to issue new shares, issue new debt, acquire or dispose of assets. The Company has no externally imposed capital requirements.

In order to assist in management of its capital requirements, the Company prepares budgets that are updated as necessary depending on various factors. The budgets are approved by the Company's Board of Directors.

Although the Company expects to have the necessary resources to carry out its plans and operations through December 31, 2021, it does not currently have sufficient capital to complete the development of the Project and generate future profitable operations and is in discussions to arrange sufficient capital to meet these requirements. The Company's objective is to identify the source or sources from which it will obtain the capital required to complete the Project and manage liquidity risk. Further, Glencore has committed to provide financial support to enable the Company to continue its business operations for the next twelve months from the date of the consolidated financial statements (see Note 1).